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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 20, 2001




                             ANKER COAL GROUP, INC.
                             ----------------------
             (Exact Name Of Registrant As Specified in Its Charter)




         Delaware                          333-39643            52-1990183
         --------                          ---------            ----------
(State or other jurisdiction of        (Commission File      (I.R.S. Employer
incorporation or organization)              Number)          Identification No.)


        2708 Cranberry Square
      Morgantown, West Virginia                                    26508
       -------------------------                                   -----
(Address Of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (304) 594-1616



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                             ANKER COAL GROUP, INC.
                                    FORM 8-K




                                TABLE OF CONTENTS

ITEM 5.  OTHER EVENTS ................................................. 1


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS ............................ 1


SIGNATURE PAGE ........................................................ 2


EXHIBIT INDEX ......................................................... 3







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ITEM 5. OTHER EVENTS

         Anker Coal Group, Inc. issued the attached press release on March 20, 2001.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release dated March 20, 2001

         99.2     Amendment No. 5 to Loan Documents and Consent










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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ANKER COAL GROUP, INC.



                                      /s/ Bruce Sparks
                                      ------------------------------------------
                                      Bruce Sparks
                                      President

Date: March 21, 2001















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